Exhibit 10.1
EXECUTION VERSION

SECOND AMENDMENT, dated as of December 18, 2015 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment, dated as of December 18, 2014 (as further amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the several banks and other financial institutions from time to time party thereto (the "Lenders"), and CITIBANK, N.A., as administrative agent (the "Administrative Agent").
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Existing Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrowers have requested that the Lenders (a) extend the maturity of their Loans and the expiration of their Commitments and (b) effect certain other amendments to the Existing Credit Agreement as set forth herein; and
WHEREAS, the Lenders are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.
SECTION 2.  Amendment of Existing Credit Agreement.  Effective as of the Second Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows (the Existing Credit Agreement, as so amended, being referred to herein as the "Credit Agreement"):
(a)  The cover page of the Existing Credit Agreement is hereby amended by:
(i)  amending and restating the list of Co-Documentation Agents as follows: "THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., BARCLAYS BANK PLC, DEUTSCHE BANK SECURITIES INC., J.P. MORGAN CHASE BANK, N.A., MIZUHO BANK, LTD. and WELLS FARGO BANK, N.A.,"; and

(ii)  amending and restating the list of Joint-Lead Arrangers and Joint Bookrunners as follows: "CITIGROUP GLOBAL MARKETS INC., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MIZUHO BANK, LTD. and WELLS FARGO SECURITIES, LLC,".
(b)  Section 1.01 of the Existing Credit Agreement is hereby amended by:
(i)  inserting the following new defined terms in appropriate alphabetical order:
"LC Percentage" means, with respect to any Issuing Bank, 33.3% (as to an Issuing Bank, as such percentage may be modified from time to time with the written consent of Time Warner and such Issuing Bank).
"Second Amendment" means the Second Amendment, dated as of December 18, 2015, to this Agreement among the Borrowers, the Lenders and the Administrative Agent.
"Second Amendment Effective Date" has the meaning assigned to such term in the Second Amendment.
(ii)  amending and restating the following definitions in their respective entireties to read as follows:
"Arrangers" means Citigroup Global Markets Inc., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Barclays Bank PLC, BNP Paribas Securities Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Bank, Ltd. and Wells Fargo Securities, LLC.
"Co-Documentation Agents" means The Bank of Tokyo-Mitsubishi UFJ, Ltd., Barclays Bank PLC, Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and Wells Fargo Bank, N.A.
"Tranche One Maturity Date" means December 18, 2020, as such date may be extended pursuant to Section 2.08(d).
"Tranche One Yen Exposure" means, at any time, the aggregate principal amount of all Tranche One Yen Loans outstanding at such time. The Tranche One Yen Exposure of any Lender at any time shall be its Tranche One Applicable Percentage of the total Tranche One Yen Exposure at such time; provided that, solely for purposes of Section 2.01(a) and Section 2.01(c)(i), the Tranche One Yen Exposure of any Tranche One Yen Fronting Lender at any time shall be the aggregate principal amount of all Tranche One Yen Loans made by such Tranche One Yen Fronting Lender outstanding at such time.

"Tranche Two Maturity Date" means December 18, 2020, as such date may be extended pursuant to Section 2.08(d).
"Tranche Two Yen Exposure" means, at any time, the aggregate principal amount of all Tranche Two Yen Loans outstanding at such time. The Tranche Two Yen Exposure of any Lender at any time shall be its Tranche Two Applicable Percentage of the total Tranche Two Yen Exposure at such time; provided that, solely for purposes of Section 2.01(b) and Section 2.01(c)(ii), the Tranche Two Yen Exposure of any Tranche Two Yen Fronting Lender at any time shall be the aggregate principal amount of all Tranche Two Yen Loans made by such Tranche Two Yen Fronting Lender outstanding at such time.
(iii)  amending the definition of "Issuing Bank" by replacing the last sentence thereof with the following: "Initially, Bank of America, N.A., BNP Paribas and Citibank, N.A. shall be the Issuing Banks."
(iv)  amending the definition of "LIBO Rate" by inserting the following phrase at the end thereof: "; provided, further, that in no event shall the LIBO Rate be less than zero."
(v)  amending the definition of "TIBO Rate" by inserting the following phrase at the end thereof: "; provided that in no event shall the TIBO Rate be less than zero."
(vi)  amending the definitions of "Tranche One Commitment" and "Tranche Two Commitment" respectively by deleting the phrase "First Amendment Effective Date" in the last sentence thereof and replacing it with the phrase "Second Amendment Effective Date".
(c)  Section 2.05(b) of the Existing Credit Agreement is hereby amended by:
(i)  inserting the following phrase "(ii) the aggregate amount of LC Exposure with respect to Letters of Credit issued by any Issuing Bank shall not exceed its LC Percentage of the LC Sublimit at such time," as clause (ii) thereof; and
(ii)  re-numbering clauses (ii) and (iii) thereof as clauses (iii) and (iv) thereof, respectively.
(d)  Section 2.11(b)(ii) of the Existing Credit Agreement is hereby amended by replacing the reference to "0.15%" with "0.20%".
(e)  Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in the form of Schedule 2.01 attached hereto.
(f)  It is acknowledged and agreed that the extension of the Tranche One Maturity Date and Tranche Two Maturity Date effected pursuant to this Amendment shall not reduce the number of Maturity Date extensions that may be effected pursuant to Section 2.08(d) of the Existing Credit Agreement or otherwise affect the rights of the Borrowers under such Section; provided, however, the reference to "November 15, 2015" in clause (v) of the last sentence of such Section shall be replaced with "November 15, 2016".

SECTION 3.  Representations and Warranties.  Each of the Borrowers hereby represents and warrants that (i) this Amendment is within such Borrower's corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Borrower, (ii) this Amendment has been duly executed and delivered by such Borrower, (iii) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Existing Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
SECTION 4.  Effectiveness.  This Amendment shall become effective as of the first date (the "Second Amendment Effective Date") on which:
(a)  the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of each Borrower, all the Lenders, all the Issuing Banks and all the Yen Fronting Lenders;
(b)  the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and, where applicable, good standing of each Borrower and the authorization of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent and its counsel;
(c)  the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders dated December 18, 2015) of (i) Cravath, Swaine & Moore LLP, special New York counsel for the Borrowers and (ii) Simpson Thacher & Bartlett LLP, in each case in form and substance reasonably satisfactory to the Administrative Agent;
(d)  the Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Annex I hereto, duly executed and delivered by each Guarantor;

(e)  the Administrative Agent shall have received a certificate from each Borrower, in form and substance reasonably satisfactory to the Administrative Agent as of December 18, 2015, dated the Second Amendment Effective Date and signed by a Responsible Officer of such Borrower, confirming that on and as of the Second Amendment Effective Date (i) the representations and warranties set forth in the Credit Documents are true and correct in all material respects (except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred or is continuing; and
(f)  the Administrative Agent shall have received, for the account of each Lender, a consent fee as set forth on Annex II hereto.
It is understood and agreed that the conditions specified in clauses (a) through (d) in this Section 4 shall be satisfied on December 18, 2015, and the conditions specified in clauses (e) and (f) in this Section 4 shall be satisfied on or around January 5, 2016; provided that if the Second Amendment Effective Date shall not have occurred by January 15, 2016, this Amendment shall terminate and be of no further force and effect. The Administrative Agent shall notify the Borrowers and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.
Without limiting the generality of the provisions of Article VIII of the Existing Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 4 unless the Administrative Agent shall have received notice from such Lender prior to December 18, 2015 specifying its objections thereto.
SECTION 5.  Costs and Expenses.  The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment.
SECTION 6.  Effect of this Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document in similar or different circumstances.
(b)  Each Credit Party agrees that all of its obligations, liabilities and indebtedness under each Credit Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Amendment.

(c)  On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to "this Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Credit Document shall be deemed to be a reference to the Existing Credit Agreement as amended hereby.
SECTION 7.  Interpretation.  This Amendment shall constitute a Credit Document for the purposes of the Credit Agreement and the other Credit Documents.
SECTION 8.  Governing Law; Jurisdiction; Consent to Service of Process.
(a)  This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)  Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)  Each party to this Amendment hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 8.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)  Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement.  Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
SECTION 9.  Miscellaneous.  Sections 9.01, 9.04(a), 9.05, 9.06, 9.07, 9.10, 9.11 and 9.13 of the Existing Credit Agreement shall be applicable to this Amendment as though set forth herein, mutatis mutandis.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.
TIME WARNER INC., as Borrower

By:	/s/ Edward B. Ruggiero
	Name:	Edward B. Ruggiero
	Title:	Senior Vice President and Treasurer

TIME WARNER INTERNATIONAL FINANCE LIMITED, as Borrower

By:	/s/ Stephen N. Kapner
	Name:	Stephen N. Kapner
	Title:	Director

[Signature Page to Second Amendment]

CITIBANK, N.A., as Administrative Agent, an Issuing Bank, a Lender, and a Yen Fronting Lender,

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

[Signature Page to Second Amendment]

BANK OF AMERICA, N.A., as an Issuing Bank, a Lender, and a Yen Fronting Lender,

By:	/s/ Colin A. Pierce
	Name:	Colin A. Pierce
	Title:	Assistant Vice President

[Signature Page to Second Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and a Yen Fronting Lender,

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

[Signature Page to Second Amendment]

BARCLAYS BANK PLC, as a Lender,

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Vice President

[Signature Page to Second Amendment]

BNP PARIBAS, as an Issuing Bank, a Lender and a Yen Fronting Lender,

By:	/s/ Melissa Dyki
	Name:	Melissa Dyki
	Title:	Director

By:	/s/ Kwang Kyun Choi
	Name:	Kwang Kyun Choi
	Title:	Vice President

[Signature Page to Second Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender and a Yen Fronting Lender,

By:	/s/ John S. McGill
	Name:	John S. McGill
	Title:	Director

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender,

By:	/s/ John Kowalczuk
	Name:	John Kowalczuk
	Title:	Executive Director

[Signature Page to Second Amendment]

THE ROYAL BANK OF SCOTLAND PLC, as an Issuing Bank under the Existing Credit Agreement and a Lender,

By:	/s/ Tyler J. McCarthy
	Name:	Tyler J. McCarthy
	Title:	Director

[Signature Page to Second Amendment]

WELLS FARGO BANK, N.A., as a Lender,

By:	/s/ David Mallett
	Name:	David Mallett
	Title:	Managing Director

 [Signature Page to Second Amendment]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender,

By:	/s/ Tanya Crossley
	Name:	Tanya Crossley
	Title:	Managing Director

By:	/s/ Jill Wong
	Name:	Jill Wong
	Title:	Director

[Signature Page to Second Amendment]

MIZUHO BANK, LTD., as a Lender and a Yen Fronting Lender,

By:	/s/ Bertram Tang
	Name:	Bertram Tang
	Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Second Amendment]

SANTANDER BANK, N.A., as a Lender,

By:	/s/ William Maag
	Name:	William Maag
	Title:	Managing Director

 [Signature Page to Second Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender,

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Signature Page to Second Amendment]

SOCIÉTÉ GÉNÉRALE as a Lender,

By:	/s/ Linda Tam
	Name:	Linda Tam
	Title:	Director

 [Signature Page to Second Amendment]

THE BANK OF NOVA SCOTIA, as a Lender,

By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Managing Director

[Signature Page to Second Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as a Lender,

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

[Signature Page to Second Amendment]

MORGAN STANLEY BANK, N.A., as a Lender,

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

 [Signature Page to Second Amendment]

THE BANK OF NEW YORK MELLON, as a Lender,

By:	/s/ Mark W. Rogers
	Name:	Mark W. Rogers
	Title:	Vice President

 [Signature Page to Second Amendment]

LLOYDS BANK PLC, as a Lender,

By:	/s/ Erin Doherty
	Name:	Erin Doherty
	Title:	Assistant Vice President
Transaction Execution
Category A
D006

By:	/s/ Joel Slomko
	Name:	Joel Slomko
	Title:	Assistant Vice President
Transaction Execution
Category A
S088

 [Signature Page to Second Amendment]

ANNEX I TO
SECOND AMENDMENT

ACKNOWLEDGMENT AND CONSENT
Reference is made to the SECOND AMENDMENT, dated as of December 18, 2015 (the "Second Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment, dated as of December 18, 2014 (as further amended by the Second Amendment, the "Credit Agreement"), among TIME WARNER INC., a Delaware corporation, TIME WARNER INTERNATIONAL FINANCE LIMITED, a company organized under the laws of England and Wales, the Lenders party thereto and CITIBANK, N.A., as administrative agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by the Second Amendment and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Second Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.
TIME WARNER INC., as Guarantor,

By:
Name:
Title:

HISTORIC TW INC., as Guarantor

By:
Name:
Title:

TURNER BROADCASTING SYSTEM, INC., as Guarantor

By:
Name:
Title:

HOME BOX OFFICE, INC., as Guarantor

By:
Name:
Title:

ANNEX II TO
SECOND AMENDMENT

The consent fee shall be in an amount equal to, (i) in the case of each Tranche One Lender that consents to this Amendment on or prior to December 18, 2015, (A) 0.04% of the amount of the Tranche One Commitment of such Lender under the Existing Credit Agreement (after giving effect to any reduction in such commitment effective on the Second Amendment Effective Date, the "Existing Tranche One Commitment") and (B) 0.15% of the amount of the Tranche One Commitment of such Lender that is in excess of such Lender's Existing Tranche One Commitment as of December 18, 2015, to the extent applicable, and (ii) in the case of each Tranche Two Lender that consents to this Amendment on or prior to December 18, 2015, (A) 0.04% of the amount of the Tranche Two Commitment of such Lender under the Existing Credit Agreement (after giving effect to any reduction in such commitment effective on the Second Amendment Effective Date, the "Existing Tranche Two Commitment") and (B) 0.15% of the amount of the Tranche Two Commitment of such Lender that is in excess of such Lender's Existing Tranche Two Commitment as of December 18, 2015, to the extent applicable.

SCHEDULE 2.01

COMMITMENTS

Lender	Tranche One Commitment	Tranche Two Commitment
Citibank, N.A.	$187,500,000	$187,500,000
Bank of America, N.A.	$187,500,000	$187,500,000
Barclays Bank PLC	$187,500,000	$187,500,000
BNP Paribas	$187,500,000	$187,500,000
Deutsche Bank AG New York Branch	$187,500,000	$187,500,000
JPMorgan Chase Bank, N.A.	$187,500,000	$187,500,000
Mizuho Bank, Ltd.	$187,500,000	$187,500,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$187,500,000	$187,500,000
Wells Fargo Bank, N.A.	$187,500,000	$187,500,000
Crédit Agricole Corporate and Investment Bank	$112,500,000	$112,500,000
Santander Bank, N.A.	$112,500,000	$112,500,000
Société Générale	$112,500,000	$112,500,000
Sumitomo Mitsui Banking Corporation	$112,500,000	$112,500,000
The Royal Bank of Scotland plc	$100,000,000	$100,000,000
Credit Suisse AG, Cayman Islands Branch	$62,500,000	$62,500,000
Morgan Stanley Bank, N.A.	$62,500,000	$62,500,000
The Bank of Nova Scotia	$62,500,000	$62,500,000
Lloyds Bank plc	$37,500,000	$37,500,000
The Bank of New York Mellon	$37,500,000	$37,500,000
SUB-TOTALS	$2,500,000,000	$2,500,000,000
TOTAL	$5,000,000,000